Exhibit 10.1

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of May 21, 2025, is entered into among GT Biopharma, Inc., a Delaware corporation (the “Company”) and each Person identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement (as defined below).

RECITALS

A. The Company, Five Narrow Lane, L.P. (“Five Narrow”), Bristol Capital LLC (“Bristol Capital”) and certain other purchasers (collectively, the “Initial Purchasers”) are parties to that certain Securities Purchase Agreement, dated as of May 12, 2025 (the “Purchase Agreement”).

B. The Company has requested that the Initial Purchasers agree to amend the Purchase Agreement to add Robert A. Marzilli (“Marzilli”) as a party thereto and approve other related amendments to the Purchase Agreement, and the Purchasers have agreed to such requests, subject to the terms and conditions of this Amendment.

C. Pursuant to Section 5.5 of the Purchase Agreement, the Purchase Agreement may be amended upon the written consent by the Company and such Purchasers which purchased at least 50.1% in interest of the Preferred Stock based on the initial Subscription Amounts thereunder (the “Majority Purchasers”).

D. Five Narrow and Bristol Capital constitute the Majority Purchasers under the Purchased Agreement.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AMENDMENTS

1. Amendments.

(a)	Section 2.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $6,611,111 of shares of Preferred Stock for an aggregate purchase price equal to $5,950,000. The aggregate number of shares of Preferred Stock sold hereunder on the Closing Date shall be up to 6,612. Each Purchaser shall deliver to the Company, via wire transfer, immediately available funds equal to such Purchasers Subscription Amount and the Company shall deliver to each Purchaser its respective shares of Preferred Stock and Warrants as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of EGS or such other location as the parties shall mutually agree and take place remotely by electronic transfer of the Closing documentation.

(b)	Section 2.4 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

2.4 Greenshoe Rights.

(a) From the date hereof until the date that no Greenshoe Securities (as defined herein) remain available for purchase, each Purchaser may, in its sole determination, elect to purchase, severally and not jointly with the other Purchasers and, subject to the proviso below, in one or more closings, shares of Preferred Stock with an aggregate Stated Value thereof of up to $24,018,349 (such securities, the “Greenshoe Securities” and such shares of Common Stock issuable upon conversion of such Greenshoe Securities (the “Greenshoe Conversion Shares”) and such right to receive the Greenshoe Securities pursuant to this Section 2.4, the “Greenshoe Rights”), for an aggregate purchase price equal to $21,616,514, provided the conversion price of the Preferred Stock and Exercise Price of the Vesting Warrants shall be equal to the Conversion Price (as set forth in Section 6(b) of the Certificate of Designation) and the Warrants shall be adjusted pursuant to the adjustment provisions thereunder. Each Purchaser is hereby entitled to exercise its respective Greenshoe Rights for an amount of Greenshoe Securities equal to the ratio of such Purchaser’s original Subscription Amount to the original aggregate Subscription Amount of all Purchasers, provided that, in connection with the exercise of Greenshoe Rights, such Purchaser shall purchase Greenshoe Securities having a Stated Value at least equal to the lesser of (i) $100,000 and (ii) the balance of the Greenshoe Rights attributable to such Purchaser hereunder.

1.	Joinder. By executing and delivering this Amendment, Marzilli hereby agrees to become a party to, to be bound by, and to comply with the provisions of, the Purchase Agreement as a Purchaser in the same manner as if Marzilli were an original signatory to the Purchase Agreement, and Marzilli will be deemed for all purposes to be a Purchaser thereunder.

2.	Securities Laws Disclosure. The Company shall, by not later than 8:30 a.m. (local time in New York, New York) on May 28, 2025, file a Current Report on Form 8-K, disclosing the terms of this Amendment, and including a copy of this Amendment (or the form thereof) as an exhibit thereto, with the Commission.

3.	Effect of Amendment. Except as specifically amended herein, all terms of the Purchase Agreement shall remain in full force and effect and are hereby ratified and affirmed. In the event and to the extent of any conflict between the terms of the Purchase Agreement and this Amendment, this Amendment shall control. The Purchase Agreement may not be further amended or modified except as set forth in the Purchase Agreement. Each reference in the Purchase Agreement or any Transaction Document to the Purchase Agreement shall mean the Purchase Agreement as amended hereby.

4.	Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.

5.	Entire Agreement, Amendment and Waiver. This Amendment, together with the Purchase Agreement and the Transaction Documents, constitute the entire agreement of the parties hereto and thereto relating to the subject matter hereof and thereof and supersede all prior and contemporaneous contracts or agreements with respect thereto, whether oral or written. This Amendment may not be amended, modified or supplemented and no waivers of consents to or departures from the provisions hereof may be given except pursuant to a writing signed by all of the parties hereto.

6.	Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

7.	Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

8.	Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.	Further Assurances. The parties shall execute and deliver such additional documents and instruments and perform such additional acts as may be necessary or appropriate to effectuate, carry out, and perform all of the terms, provisions, and conditions of this Amendment and the transactions contemplated hereby

[signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

COMPANY:

GT Biopharma, Inc.

By:	/s/ Michael Breen
Name:	Michael Breen
Its:	Executive Chairman and Chief Executive Officer

[Signature Page to Amendment No. 1 to Purchase Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

PURCHASERS:

FIVE NARROW LANE, L.P.

By:	/s/ Arie Rabinowitz
Name:	Arie Rabinowitz
Its:	Partner

[Signature Page to Amendment No. 1 to Purchase Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

PURCHASERS:

BRISTOL CAPITAL LLC

By:	/s/ Paul Kessler
Name:	Paul Kessler
Its:	Principal

[Signature Page to Amendment No. 1 to Purchase Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

PURCHASERS:

Robert A. Marzilli

By:	/s/ Robert A. Marzilli
Name:	Robert A. Marzilli

[Signature Page to Amendment No. 1 to Purchase Agreement]